UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2010

GRUBB & ELLIS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 North Tustin Avenue, Suite 300, Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 667-8252

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On December 9, 2009, Grubb & Ellis Company (the “Company”) issued a press release announcing the voting results for the Company’s 2010 annual meeting of stockholders held earlier that day (the “Annual Meeting”). Approximately 76% of the voting power of the 127,946,804 outstanding shares entitled to vote was represented, in person or by proxy, at the Annual Meeting. Based on reports from Computershare, the independent inspector of elections for the Annual Meeting, the Company’s stockholders voted: (i) to reelect each of Mr. C. Michael Kojaian, the Company’s Chairman of the Board, Mr. Thomas D’Arcy, the Company’s President and Chief Executive Officer, Mr. Robert J. McLaughlin, Mr. Devin I. Murphy, Mr. D. Fleet Wallace and Mr. Rodger D. Young as directors of the Company for one-year terms; and (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent accounting firm for the fiscal year ending December 31, 2010. The final voting results with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal	Vote Type	Voted
(1) Election of Directors
C. Michael Kojaian	For	67,813,240.7
	Withheld	3,345,879.0
	Broker Non-Votes	25,798,789.0
Thomas P. D’Arcy	For	69,710,052.5
	Withheld	1,449,067.2
	Broker Non-Votes	25,798,789.0
Robert J. McLaughlin	For	68,257,405.3
	Withheld	2,901,714.4
	Broker Non-Votes	25,798,789.0
Devin I. Murphy	For	69,700,047.5
	Withheld	1,459,072.2
	Broker Non-Votes	25,798,789.0
D. Fleet Wallace	For	69,703,662.5
	Withheld	1,455,457.2
	Broker Non-Votes	25,798,789.0
Rodger D. Young	For	69,279,131.9
	Withheld	1,879,987.8
	Broker Non-Votes	25,798,789.0
(2) Ratification of Ernst & Young	For	95,213,784.5
	Withheld	637,952.0
	Abstain	1,106,172.2
	Broker Non-Votes	0.0

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 8.01 Other Events.
On December 10, 2010, the Company issued a press release that its board of directors had declared a dividend of $3.00 per share, payable on December 31, 2010, on the Company’s 12% cumulative participating perpetual convertible preferred stock, par value $0.01 per share to holders of record as of December 20, 2010. A copy of the press release is filed herewith as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.

(d)	The following are filed as Exhibits to this Current Report on Form 8-K:
	99.1	Press Release issued by Grubb & Ellis Company on December 9, 2010.
	99.2	Press Release issued by Grubb & Ellis Company on December 10, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY
By:	/s/ Michael J. Rispoli
Michael J. Rispoli
Executive Vice President and Chief Financial Officer

Dated: December 13, 2010